UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011

______________________________________

WESTFIELD FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	001-16767	73-1627673
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Elm Street
Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (413) 568-1911

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Matters to a Vote of Security Holders.

Westfield Financial, Inc. (“Westfield”) held its 2011 Annual Meeting of Shareholders (the “Annual Meeting”) on May 19, 2011.  There were 28,045,510 shares of common stock eligible to be voted at the Annual Meeting and 24,259,281 shares were represented in person or by proxy at the meeting which constituted a quorum to conduct business.

As further detailed in Westfield’s Definitive Proxy Statement on Schedule 14A (the “Proxy Statement”), which was filed with the Securities and Exchange Commission on April 8, 2011, there were four proposals submitted to Westfield’s shareholders at the Annual Meeting. The shareholders approved proposals 1, 2, and 3 and voted for 1 year for proposal 4. The final results of voting on each of the proposals are as follows:

Proposal 1.	Election of Directors.
Nominee	For	Withheld	Broker Non-Votes

Robert T. Crowley, Jr.	19,825,103	2,201,420	2,232,758
Donna J. Damon	21,796,032	230,491	2,232,758
Paul R. Pohl	19,722,336	2,304,187	2,232,758
Steven G. Richter	21,801,503	225,020	2,232,758
Proposal 2.	Ratification of the Appointment of Wolf and Company, P.C. as Westfield’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2011.
For	Against	Abstain	Broker Non-Votes
24,111,764	108,174	39,343	–
Proposal 3.	Non-Binding Advisory Resolution on the Compensation of the Named Executive Officers of Westfield.
For	Against	Abstain	Broker Non-Votes
20,879,373	526,242	628,557	2,225,109
Proposal 4.	Non-Binding Advisory Vote Regarding the Frequency of Voting on the Compensation of the Named Executive Officers.
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
11,339,088	7,520,693	2,486,366	688,025	2,225,109

Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results with respect to the frequency of the advisory vote on the compensation of the named executive officers of Westfield at the Annual Meeting, the Board of Directors determined that Westfield will hold a non-binding, advisory vote on the compensation of the named executive officers every year.

Item 8.01.  Other Events.

On May 27, 2010, the Company issued a press release announcing that its Board of Directors approved a stock repurchase program (“Repurchase Program”) under which the Company may purchase up to 2,924,367 shares, or ten percent of its outstanding common stock. Repurchases may be made pursuant to Rule 10b5-1 or 10b-18 of the Securities Exchange Act of 1934, as amended.  Pursuant to the Repurchase Program, on May 24, 2011, the Company entered into a 10b5-1 repurchase plan (“10b5-1 Plan”) with Keefe, Bruyette & Woods, Inc.  Pursuant to the 10b5-1 Plan, a maximum of 300,000 shares may be repurchased beginning June 23, 2011 until the 10b5-1 Plan expires on August 1, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

Date:	May 24, 2011	By:	/s/ Leo R. Sagan, Jr.
Leo R. Sagan, Jr.
Chief Financial Officer